EXECUTIVE COPY

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. WC- _	Date: April __, 2006

WARRANT TO PURCHASE COMMON STOCK

OF

WINWIN GAMING, INC.

This certifies that, for value received, ________________ or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from WINWIN GAMING, INC., a Delaware corporation (the “Company”), in whole or in part a number of fully paid and nonassessable shares (the “Warrant Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”), equal to the quotient obtained by dividing (a) seventy-five percent (75%) of $__________ (the original principal amount of the Note (as defined below)) by (b) the Exercise Price (as defined below) then in effect. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued pursuant to that certain Secured Convertible Note and Warrant Purchase Agreement, dated as of even date herewith (the “Purchase Agreement”), by and among the Company, the initial holder of this Warrant and the other Purchasers party thereto, pursuant to which the initial holder of this Warrant purchased a secured convertible promissory note of the Company (the “Note”, and together with the other non-transferable secured convertible promissory notes issued pursuant to the Purchase Agreement, the “Notes”). The holder of this Warrant is subject to certain restrictions, and entitled to certain rights, as set forth in the Purchase Agreement. The Purchase Agreement is incorporated herein by reference as though fully set forth herein.

1.  Shares Subject to Warrant. Subject to the terms and conditions set forth herein this Warrant shall be exercisable, in whole or in part, at the election of the Holder of this Warrant, to purchase a number of fully paid and nonassessable shares of Common Stock at any time prior to the Expiration Date (as defined below).

2.  Exercise Price. The exercise price under this Warrant (the “Exercise Price”) shall be fifty cents ($0.50) per share of Common Stock, subject to the adjustments set forth in Section 12 hereof.

3.  Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term (the “Exercise Period”) commencing on the date hereof and ending at 5:00 p.m., Eastern standard time, on the five (5) year anniversary of the date hereof and shall be void thereafter.

4.  Exercise of Warrant.

(a)  Cash Exercise. This Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, certified or bank cashier’s check, cancellation of indebtedness, or by any combination of the foregoing, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b)  Cashless Exercise. In lieu of exercising this Warrant pursuant to Section 4(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Notice of Exercise marked to reflect a “Cashless Exercise” and specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day (as defined below) during the Exercise Period. The Company agrees that such shares of Common Stock, as applicable, shall be deemed to be issued to the Holder as the record holder of such shares of Common Stock, as applicable, as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Common Stock, as applicable, computed as of the date of surrender of this Warrant to the Company using the following formula:

X = Y (A-B)
                             A

Where	X =	the number of shares of Common Stock, as applicable, to be issued to Holder under this Section 4(b);
Y =	the number of shares of Common Stock, as applicable, otherwise purchasable under this Warrant (as adjusted to the date of such calculation);
A =	the fair market value of one share of the Common Stock, as applicable, at the date of such calculation;
B =	the Exercise Price (as adjusted to the date of such calculation).

(c)  Fair Market Value. For purposes of the above calculation, fair market value of one share of Common Stock, as applicable, shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value (which date shall be the date of receipt of the notice of exercise from the Holder).

(d)  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

5.  No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6.  Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7.  Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

8.  Transfer of Warrant.

(a)  Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change such Holder’s address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)  Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

(c)  Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters, legal opinions and market standoff agreements reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of Common Stock issued upon exercise hereof in compliance with Rule 144 of the Securities Act of 1933, as amended (the “Act”); provided that in each case the transferee agrees in writing to be subject to the terms of this Warrant (including, without limitation, this Section 8(c)). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)  Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)  Compliance with Securities Laws.

(i)  The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii)  This Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

(iii)  The Company agrees to remove promptly, upon the request of the holder of this Warrant and Warrant Shares issuable upon exercise of the Warrant, the legend set forth in Section 8(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rule 144.

9.  Reservation of Stock. The Company covenants to take all such necessary action to authorize and reserve a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

10.  Notices.

(a)  Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by an executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)  In case:

(i)  the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)  of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii)  of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv)  of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

(c)  All such notices, advices and communications shall be delivered tot he address of the Holder on record with the Company and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

11.  Amendments. Subject to Section 13(d) below, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

12.  Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)  Additional Shares of Common Stock. In the event the Company shall at any time after the Closing (as defined in the Purchase Agreement) issue Additional Shares of Common Stock (defined herein), without consideration or for a consideration per share less than the applicable Exercise Price in effect immediately prior to such issue (“Dilutive Issuance”), then the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction:

(i)  the numerator of which shall be (1) the number of shares of Common Stock issued or issuable on exercise of all outstanding options, warrants and convertible securities outstanding immediately prior to the Dilutive Issuance, plus (2) the number of shares of Common Stock that the aggregate consideration, if any, received by the Company in connection with the Dilutive Issuance would purchase at such Exercise Price, and

(ii)  the denominator of which shall be (1) the number of shares of Common Stock issued or issuable on exercise of all outstanding options, warrants and convertible securities outstanding immediately prior to the Dilutive Issuance, plus (2) the number of shares of Common Stock issued or deemed issued in the Dilutive Issuance;

provided that if such issuance or deemed issuance was without consideration, then the Company shall be deemed to have received an aggregate of one tenth of one cent ($.001) of consideration for all such Additional Shares of Common Stock issued or deemed to be issued. For purposes of the foregoing paragraph, “Additional Shares of Common Stock” shall mean any issuances of equity securities (or securities convertible into equity securities) of the Company, other than the following:

(A) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution of shares of Common Stock as described in Section 12(b), (c) or (d) hereof;

(B) up to Thirteen Million Six Hundred Eighty-Nine Thousand Seven Hundred Seventeen (13,689,717) shares of Common Stock actually issued upon the exercise of stock options;
(C) shares of Common Stock actually issued upon conversion of convertible securities outstanding as of the date hereof and as set forth on Schedule 4.2 of the Purchase Agreement, in each case provided such issuance is pursuant to the terms of such option or convertible security;

(D) shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants; or

(E) securities in connection with a transaction where all of the Holders have indicated in writing that the transaction should be exempt from the anti-dilution adjustment provisions hereof.

(b)  Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c)  Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock, as applicable, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(d)  Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of Common Stock, as applicable, shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock, as applicable, by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock, as applicable, that such holder would hold on the date of such exercise had it been the holder of record of that number of shares of Common Stock, as applicable, receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e)  Registration Statement. Pursuant to Section 2.4(b) of the Investor Rights Agreement, in the event that the registration statement required to be filed by the Company thereunder is not declared effective within one hundred eighty (180) days following the Closing, the Exercise Price shall be reduced by $0.025 per share for each thirty (30) day period that the effectiveness of the registration statement is delayed, but in no event shall this provision cause the Exercise Price to be reduced below $0.40 per share.

(f)  No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

13.  Miscellaneous.

(a)  This Warrant shall be governed by the laws of the State of New York as applied to agreements entered into in the State of New York by and among residents of the State of New York.

(b)  Choice of Venue; Waiver of Right to Jury Trial.

(i) THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE DEEMED MADE, EXECUTED, PERFORMED AND CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT OR ANY OTHER DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT OR ANY OTHER DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PARTY AT ITS ADDRESS FOR NOTICES AS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTY UNDER THIS WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

(ii) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT OR ANY OTHER DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (i) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(iii) EACH OF THE PARTIES TO THIS WARRANT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WARRANT, THE OTHER DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(c)  In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party shall be entitled to collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(d)  This Warrant shall be exercisable as provided for herein, except that if the expiration date of this Warrant shall fall on a day other than a Business Day, the expiration date for this Warrant shall be extended to 5:00 p.m. Eastern standard time on the next following Business Day. For purposes of this Warrant, “Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Las Vegas, Nevada are authorized by law to close.

(e)  This Warrant shall only be amended with the prior written consent of the Company and the Holder hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its officer thereunto duly authorized.

COMPANY:

WINWIN GAMING, INC.

By:
Name:
Title:

EXECUTIVE COPY

NOTICE OF EXERCISE

To: WINWIN GAMING, INC.

(1) The undersigned hereby:

__________	elects to purchase __________ shares of Common Stock of WINWIN GAMING, INC. pursuant to the terms of the attached Warrant.

(2) The undersigned hereby:

__________	elects to purchase such securities by tender herewith of payment of the purchase for such shares in full; or

__________	elects to exercise the Cashless Exercise features of the attached Warrant with respect to such securities pursuant to the terms of such Warrant.

(3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the securities being issued hereby are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such securities, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4) Please issue a certificate or certificates representing said securities in the name of the undersigned:

(Name)

(5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

(Name)

(6) Capitalized terms used herein shall have the meanings ascribed to them in the Note.

(Date)	(Signature of Registered Holder)

(Name of Registered Holder)

EXECUTIVE COPY

ASSIGNMENT FORM

(To be signed only upon assignment of Warrants)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the attached Warrant with respect to the number of Warrant Shares covered by the Warrant set forth below:

(Name and Address of Assignee Must Be Printed or Typewritten)

Name of Assignee	Social Security No. or Tax I.D. No.	Address	No. of Shares

and does hereby irrevocably constitute and appoint   Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated: ________

________________________________________________
Signature of Registered Holder

Note: The signature on this assignment must correspond with the names as it appears upon the face of the Warrant to Purchase Common Stock in every particular, without alteration or enlargement or any change whatever.